EXHIBIT 10

                        AGREEMENT FOR THE SALE OF SHARES

         This Agreement for the Sale of Shares ("Agreement") is made and entered into this 16th day of February, 2006, by and between (i) David M. Jaindl, of 3150 Coffeetown Road, Orefield, Lehigh County, Pennsylvania, 18069 ("Jaindl"), on his behalf and on behalf of the trusts over which he exercises, with other trustee(s) signing this Agreement, joint dispositive authority, and certain other individuals, in each case as listed on Exhibit "A" to this Agreement (collectively, all of the sellers are referred to as the "Sellers", and individual Sellers may be referred to as a "Seller"), and (ii) American Bank, Incorporated of 4029 West Tilghman Street, Allentown, Lehigh County, Pennsylvania, 18104 (hereafter "Buyer").

                                   BACKGROUND

         Each Seller, on each one's own behalf individually or, as applicable, as trustees with joint dispositive authority, owns or holds shares of common stock of Buyer intended for sale to Buyer as set forth in Exhibit "A" (the "Common Stock"), and Buyer has asked to purchase from Sellers, and Sellers are willing to sell to Buyer, the shares of Common Stock, subject to and under the terms and conditions of this Agreement. Exhibit "A" sets forth the number of shares of Common Stock Sellers intend to sell to Buyer and the capacity in which it is owned (e.g., individually or as trustee). The parties are therefore entering into this Agreement, to memorialize their understanding and agreement concerning the sale by Sellers to Buyer of the shares of Common Stock.

                              TERMS AND CONDITIONS

         1. Intending to be Legally Bound Hereby - Each Seller does hereby agree and affirm that each is entering into this Agreement for the good and valuable consideration stated herein, and paid to it, and Buyer does hereby agree and affirm that it is entering into this Agreement for the good and valuable consideration as set forth herein. The parties are entering into this Agreement intending to be legally bound hereby. Any pronoun used in this Agreement shall refer to any gender, masculine, feminine or neuter, as the context requires.

         2. Representations and Warranties -

            A. Under and by virtue of this Agreement, each Seller -- as to the Shares it owns or holds --, does hereby agree to unconditionally and irrevocably sell, transfer, assign and convey to the Buyer, and Buyer does hereby agree to unconditionally and irrevocably purchase and acquire, the full number of shares of Common Stock listed on Exhibit "A", in exchange for the purchase price per share referred to in Paragraph 3 of this Agreement, and subject to the other terms and conditions set forth herein. (The shares of Common Stock owned or held by Sellers, and sold to Buyer hereunder, are sometimes collectively referred to as the "Shares," it being understood however that the Shares do not represent all common stock of Buyer owned by each Seller.)

            B. Each Seller warrants and represents as to that portion of the Shares each owns or holds (but not as to Shares owned or held by any other Seller), the following, recognizing that Buyer is relying thereon in entering into this Agreement, and in paying the purchase price referred to in Paragraph 3 below:

            (a) That the Shares being sold to Buyer hereunder are free and clear of any and all claims, liens, demands and encumbrances, it being understood and agreed however that the Shares are being sold subject to the provisions of Buyer's current articles of incorporation and bylaws;

            (b) That Seller is the sole and exclusive legal and equitable owner of all right, title and interest in and to the Shares, as to shares individually owned, and that he collectively holds jointly with other trustee(s), dispositive authority and power over the Shares which are held by him as trustee;

            (c) That he has full right, power and authority to sell, transfer and convey to Buyer the Shares, and that no other person (spouse, beneficiary or otherwise) needs to join in this Agreement to fully sell such Shares on the terms specified in this Agreement.

         C. Buyer warrants and represents the following, recognizing that each Seller is relying thereon in entering into this Agreement (including making his representations and warranties under subparagraph B above), proceeding to closing, accepting the purchase price, and selling his Shares:

            (a) That Buyer possesses all corporate power and authority to enter into and perform this Agreement, and that entering into this Agreement, proceeding to closing in accordance with the terms of this Agreement and payment of the purchase price have been duly authorized by the board of directors of Buyer and any other person(s) required to authorize the same, and that Buyer has obtained all necessary consents and approvals, regulatory and otherwise, legally required to enter into this Agreement, to proceed to closing hereunder, to pay the purchase price, and to acquire the Shares.

            (b) That entry into this Agreement and consummation of the transaction at closing is in accordance with this Agreement does not conflict with Buyer's bylaws, articles of incorporation or with any applicable laws or regulations.

            (c) That the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or be inconsistent with or result in a termination of or result in any breach of or constitute a default under the terms of any agreement, contract, instrument or document to which Buyer is a party or to which Buyer is bound.

            (d) That there is no pending or presently contemplated material transaction involving the sale of the shares of the Buyer or its wholly-owned subsidiary, American Bank ("Bank"), other than as contemplated by this Agreement.

            (e) There is no shareholders' agreement, stock restriction agreement or other agreement or document or instrument involving Buyer or Bank that restricts or otherwise affects the ability of Buyer or any Seller to enter into this Agreement or to complete closing hereunder.

         D. The representations and warranties of the parties set forth in this Agreement shall survive closing, and shall not be deemed merged into or extinguished by delivery of the Shares, execution and delivery of the assignment documents related thereto, and/or payment of the purchase price.

         3. Purchase Price; Responsibility for Taxes, The purchase price to be paid by Buyer to Seller for the Shares is $8.94 per share for each share of Common Stock sold hereunder, for a maximum purchase price of $12,913,330.44. There shall be no other monies or other consideration payable from Buyer to any of the Sellers in connection with this sale. The purchase price allocable to each such Seller shall be paid by Buyer to each Seller by electronic transfer into each Seller's account at American Bank. As a condition of payment of the purchase price, and concurrently therewith, each Seller will execute and deliver to Buyer a stock transfer power substantially in the form set forth at Exhibit "B" attached hereto, by which each respective Seller transfers to Buyer the Shares owned/held by it.

         Provided further, each Seller shall be solely and exclusively responsible for payment of income taxes owing based on each such Seller's sale of his portion of the Shares and Buyer shall be solely and exclusively responsible for payment of income taxes, if there are any, payable by it as a result of or in connection with its purchase of the Shares under this Agreement.. However, no party is assuming any tax obligation of another party or of any other person, including but not limited to any tax obligation of the Estate of Frederick J. Jaindl.

         4. Shares to be Sold. Buyer shall buy, and each Seller shall sell, its respective Shares listed on Exhibit "A" and owned by it, under and subject to the terms and conditions of this Agreement.

         5. Sellers' and Buyer's Due Diligence; No Representations or Warranties Except Those Expressly Set Forth Herein - Each Seller and Buyer is entering into this Agreement based on each one's own investigation and due diligence, and each agrees that, except for the representations and warranties set forth in Paragraph 2 of this Agreement, none of the parties hereto is relying on any warranties or representations of the other in entering into this Agreement.

            Each Seller and Buyer further acknowledges and agrees that each has had the opportunity to fully consult with legal counsel, accountants, financial advisors, valuation professionals/experts, and any other persons he may desire, and that each Seller has had available to him all relevant financial and other information as he may desire or wish concerning Buyer and the Bank, and he is entering into this Agreement based on his satisfaction with all such consultations, his review(s) of documents and information, and also the representations and warranties set forth in this Agreement, and not in reliance on anything else provided to any Seller by Buyer or any third party, including but not limited to the Danielson Associates, Inc. Report on Share Valuation dated as of December 27, 2005.

         6. Execution and Delivery of Documents - Each Seller hereby agrees to execute and deliver to Buyer, the stock transfer power in the form attached hereto as Exhibit "B" to effect the change in ownership of the Shares owned by each such Seller as contemplated by and which is the subject of this Agreement, and to deliver to Buyer, if available, all certificates relating to those Shares.

         7. Entire Agreement; Modifications/Changes Must be in Writing - This Agreement , together with agreements and other documents mentioned in or contemplated by this Agreement as being required, contains the entire agreement between Sellers and Buyer concerning the sale and purchase of the Shares, and there are no other terms, obligations, covenants, representations, statements or conditions, oral or written of any kind whatsoever, beyond those set forth herein or therein, and any and all prior or contemporaneous oral or written obligations, covenants, representations, etc. concerning the sale and purchase of the Shares, shall be deemed merged into and extinguished by this Agreement, unless expressly set forth herein. This Agreement may not be amended, modified, altered or rescinded unless done so in a writing signed by all parties, and all parties expressly agree and stipulate that this requirement may not be waived by their actions or conduct, and each party further agrees that each shall not in any legal proceedings attempt to argue or contend, or offer any evidence of, that any such alleged waiver occurred.

           8. Applicable Law; Exclusive Venue in Lehigh County, PA - This Agreement shall be interpreted and construed under the laws of the Commonwealth of Pennsylvania. The parties further agree that any disputes hereunder shall be submitted to the Lehigh County (PA) Court of Common Pleas or, if jurisdictional requirements are satisfied, the U.S. District Court for the Eastern District of Pennsylvania, for determination.

         9. Breach/Default; Recoverability of Attorneys' Fees - To the extent any party hereto believes or contends the other is in breach or default of any covenant, warranty or representation hereunder, that party shall first provide the other parties hereto with written notification of the alleged breach/default, and the party receiving any such notification shall have ten
(10) days from the date thereof to either cure or remedy that breach/default. Any breach/default not cured or remedied within that ten (10) day period shall constitute an Event of Default, entitling the non-breaching/non-defaulting party to pursue any and all rights and remedies available under applicable law and/or under this Agreement.

         To the extent any party commits a breach/default of any covenant, or representation or warranty under this Agreement, that party shall be liable and obligated to the other parties hereto, for any and all reasonable attorneys' fees, expert witness fees, and all litigation-related costs and expenses arising out of, relating to or connected with any such breach/default. Provided further, to the extent any party hereto brings legal action against the other, the prevailing party (to be determined by the Court following a trial or other hearing) shall be entitled to recover from the non-prevailing party all of his reasonable legal fees, expert witness fees and all other litigation-related costs and expenses.

         For the purposes of this Agreement, including but not limited to the breach/default provisions of this Paragraph 9, each Seller shall be considered and regarded individually/severally and not jointly; in other words, a breach/default by one Seller shall not constitute a breach/default by all Sellers and recourse and remedies available to Buyer shall exist with respect to the breaching/defaulting Seller(s) only and not as to any other Seller.

         10. Date of Closing; Conditions of Closing - (a) The closing under this Agreement --at which each of the Sellers will execute and deliver to the Buyer the stock transfer power attached hereto as Exhibit "B," and all share certificates, if available, and Buyer will deliver the purchase price therefor to the Sellers-- shall take place at the offices of Buyer at such time, as Buyer and Jaindl shall agree following the satisfaction or waiver by Buyer or Seller, as applicable, of the conditions precedent to closing set forth in subparagraphs
(b) and (c) below (the "Closing Date"):

            (b) Buyer's obligation to proceed to Closing under this Agreement is subject to the satisfaction or waiver of the following conditions precedent:

                (i) Approval of this Agreement by the Board of Directors of Buyer, and the receipt by the Board of Directors of Buyer of an opinion from an independent third party as to the fairness of the purchase price to be paid by Buyer hereunder;

                (ii) Receipt by Buyer of all bank regulatory approvals necessary for the consummation of the purchase of the Shares, or receipt by Buyer of advice from legal counsel that as of the closing date, no bank regulatory approvals or other filings are necessary for the consummation of the purchase of the Shares; and

                (iii) Buyer's consummation of a $4,000,000 loan from a third party lender. Buyer shall use its best efforts to satisfy the foregoing conditions (i) and (ii).

            (c) Each Seller's obligation to proceed to closing under this Agreement is subject to the satisfaction or waiver by each Seller of the following conditions precedent:

                      (i) Simultaneously with closing hereunder, closing shall
                occur pursuant to that certain Agreement For The
                Transfer/Assignment of Partnership Interests, which agreement relates, inter alia, to acquisition by Mark W. Jaindl of partnership interests of Jaindl Associates, L.P.; and

                      (ii) Closing hereunder by all Sellers. Buyer shall have no right to close on fewer than all Shares with all Sellers, including circumstances involving a breach, default or Event of Default by any one or more Seller(s);

            (d) Unless waived by Sellers, Buyer agrees that the Closing shall be conducted at a time commencing not later than 12:00 p.m. (noon) on the chosen Closing Date so that confirmation of receipt of all portions of the purchase price that are paid by direct electronic deposit into each Seller's American Bank account occurs in sufficient time to be credited to the account of each Seller on the same day as Closing.

            (e) Notwithstanding anything in this Agreement to the contrary, settlement under this Agreement shall and must occur by on or before February 16, 2006. Provided further, irrespective of the date on which this Agreement is signed by the parties, or on which Closing occurs, all dividends which relate to the Shares of Common Stock being conveyed to Buyer under and pursuant to this Agreement shall belong solely and entirely to Seller, and shall not to any extent whatsoever belong to or be the property of Buyer.

(f) Each Seller agrees that it shall not participate any further, or to any extent, in the Buyer's Dividend Reinvestment Plan for the 2006 dividend, and that he/she shall not do so with respect to any 2006 dividends which each such Seller may be entitled to receive in connection with shares of Buyer's stock which are not being sold from each Seller to Buyer or pursuant to this Agreement.

         11. Resignation of Jaindl as a Director of Buyer. Upon completion of the sale and purchase of the Shares pursuant to this Agreement, including receipt of the purchase price, Jaindl shall deliver his unconditional and irrevocable resignations as a director of Buyer, and as a director of Bank, which resignations are to be effective as of the Closing Date.

         12. Waivers and Releases of Claims and Rights

             (a) As a material inducement and consideration to this Agreement, each Seller hereby agrees to and does release Buyer (and its subsidiaries, successors, and assigns), and the agents, employees and representatives of Buyer, its subsidiaries, successors and/or assigns (collectively "the Buyer Releasees"), of and from any and all claims, demands, causes of action, damages, losses, costs, fees or expenses arising out of, relating to or connected with each Seller's ownership of any of the Shares which are the subject of this Agreement, and each such Seller does hereby further covenant and promise that he/she shall not bring any action or proceeding against any one or more of the Buyer Releasees, for any matter or thing occurring prior to the date of this Agreement, arising out of or relating to each such Seller's ownership of these Shares.

             (b) As a material inducement and consideration to this Agreement, Buyer hereby agrees to and does release each Seller (and each Seller's heirs, personal representatives, successors and assigns)(collectively "the Seller Releasees"), of and from any and all claims, demands, liabilities, causes of action, damages, losses, costs, fees and expenses arising out of, relating to or connected with each Seller's ownership of any of the Shares which are the subject of this Agreement, and Buyer does hereby further covenant and promise that it shall not bring any action or proceeding against any one or more of the Seller Releasees, for any matter or thing occurring prior to the date of this

Agreement, arising out of or relating to each such Seller's ownership of these Shares.

         13. Miscellaneous

         (a) Termination. This Agreement shall terminate if the Closing does not occur on or before February 16, 2006.

         (b) Waiver. Any term or provision of this Agreement may only be waived at any time by the party entitled to the benefit thereof by a written instrument executed by such party or on behalf of such party by a duly authorized officer of such party. Any such waiver shall not be enforceable unless in a signed writing.

         (c) Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) Remedies Not Exclusive. Nothing in this Agreement shall be deemed to limit or restrict in any manner other rights or remedies that any party may have against any other party at law, in equity or otherwise, for breaches of this Agreement, including the right of Buyer and Sellers (or any of them) to seek specific performance of this Agreement.

         (e) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their beneficiaries, heirs, personal representatives, successors and assigns, and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

         (f) Binding Effect. This Agreement shall be binding upon, and for the benefit of, the parties hereto, and each one's respective personal representatives, beneficiaries, heirs, successors and assigns. Each Seller and Buyer acknowledges that Buyer may not assign its right to purchase the Shares under this Agreement; provided however, nothing herein shall be deemed or construed to in any way limit or restrict Buyer's use or disposition following Closing of the Shares being conveyed hereunder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts (or with counterpart signature pages), each of which shall be deemed an original, fully executed Agreement. Any person may become a party hereto by executing a counterpart hereof, but all such counterparts together shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A set of copies that collectively bears the signatures of each of the parties in the form set forth below shall be considered to be, and have the same legal effect as a fully executed document.

         (h) Multiple Sellers. Each representation, warranty, obligation and agreement of the parties constituting the Sellers shall bind each individual Seller as to the Shares owned by each such Seller, but not as to the Shares owned by other persons constituting the Sellers. For convenience, all Sellers have executed this single Agreement (whether or not done so in counterparts). However, this Agreement shall be construed as if each Seller executed a separate Agreement as to the Shares owned/held by it only, the intent of the parties being that representations, warranties and obligations of each Seller relate exclusively to the Shares owned or held by it and not to the Shares owned or held by any other Seller. The representations, warranties and obligations of Sellers hereunder are not joint and several, but are several only.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the date and year above written.
Witness:                                    SELLERS:


\s\ Edward J. Lentz                         \s\ Anne L. Jaindl
-------------------                         ------------------
                                                Anne L. Jaindl


\s\ Edward J. Lentz                         \s\ Mary Ellen Roper
-------------------                         --------------------
                                                Mary Ellen Roper



\s\ Edward J. Lentz                         \s\ John F. Jaindl
-------------------                         ------------------
                                                John F. Jaindl



\s\ Edward J. Lentz                         \s\ Alice A. Brown
-------------------                         ------------------
                                                Alice A. Brown



\s\ Edward J. Lentz                         \s\ David M. Jaindl
-------------------                         -------------------
                                                David M. Jaindl



\s\ Edward J. Lentz                         \s\ Patricia Jaindl
-------------------                         -------------------
                                                Patricia Jaindl



\s\ Edward J. Lentz                         \s\ Catherine Jaindl-Leuthe
-------------------                         ---------------------------
                                                Catherine Jaindl-Leuthe

                                            T/D Frederick J. Jaindl,
                                            dated 4/18/88 f/b/o
                                            Adam Jaindl


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 4/18/88 f/b/o
                                            Elizabeth Ann Brown


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 4/18/88 f/b/o
                                            Emily Catherine Brown


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 12/28/95 f/b/o
                                            Benjamin Josef Jaindl


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee

\s\ Edward J. Lentz                         By: \s\ Catherine Jaindl-Leuthe
-------------------                            ----------------------------
                                               Catherine Jaindl-Leuthe, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 3/28/95 f/b/o
                                            Ericka Lauren Leuthe


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 4/22/89 f/b/o
                                            Jacob Martin Jaindl


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 12/29/94 f/b/o
                                            Joanna Christine Jaindl


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee

                                            T/D Frederick J. Jaindl,
                                            dated 4/18/88 f/b/o
                                            John F. Jaindl, Jr.


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 1/8/92 f/b/o
                                            Joshua Frederick Jaindl


\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            --------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            --------------------
                                               John F. Lisicky, Trustee



                                            T/D Frederick J. Jaindl,
                                            dated 11/06/90 f/b/o
                                            Luke David Jaindl

\s\ Edward J. Lentz                         By: \s\ David M. Jaindl
-------------------                            -------------------
                                               David M. Jaindl, Trustee


\s\ Edward J. Lentz                         By: \s\ John F. Lisicky
-------------------                            ---------------------
                                               John F. Lisicky, Trustee




ATTEST:                                     BUYER:  AMERICAN BANK, INCORPORATED



\s\ Sandra Berg                             By: \s\ Mark W. Jaindl
---------------                                 ------------------------------
Sandra Berg, Secretary                          Mark W. Jaindl, President, CEO
American Bank Incorporated

ATTEST:



\s\ Sandra Berg                             By:  \s\ Martin F. Spiro
---------------                                  -----------------------
Sandra Berg, Secretary                           Martin F. Spiro
American Bank Incorporated                       Chairman, Committee of
                                                 Independent Directors